UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 23, 2007

HOST HOTELS & RESORTS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	000-25087	52-2095412
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

6903 Rockledge Drive

Suite 1500

Bethesda, Maryland 20817

(Address of Principal Executive Offices) (Zip Code)

(240) 744-1000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01—Other Events

On February 23, 2007, Host Hotels & Resorts, L.P. sold the Fairview Park Marriott for approximately $109 million. Additionally, on February 27, 2007, the Partnership sold the Miami Airport Marriott and the Raleigh Marriott Crabtree Valley for approximately $57 million and $48 million, respectively. In accordance with U.S. generally acceptable accounting principles, the results of these hotels were presented in the Partnership’s continuing operations for all fiscal years included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2006, filed with the Securities and Exchange Commission (“SEC”) on February 27, 2007. In accordance with Statement of Financial Accounting Standard No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets,” (“SFAS No. 144”) the Partnership reported the results of these hotels as discontinued operations in its Form 10-Q for the quarter ended March 23, 2007. SFAS No. 144 also requires us to reclassify results of operations from a property disposed or held for sale as income from discontinued operations during all reported periods. The purpose of this Current Report on Form 8-K is to set forth the following information (which is attached as exhibits and incorporated by reference herein), including the audited consolidated financial statements of the Partnership for the three years ended December 31, 2006 and revised notes thereto, to reflect the impact of reclassifying results of operations from properties now reported in discontinued operations in accordance with SFAS No. 144:

•	Computation of Ratios of Earnings to Fixed Charges;

•	Selected Financial Data;

•	Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”);

•	Consolidated Financial Statements; and

•	Schedule of Real Estate and Accumulated Depreciation.

In addition, we have updated the footnotes to the audited consolidated financial statements to reflect the March 2007 issuance of $600 million of 2.625% Senior Exchangeable Debentures due 2027 and the May 2007 defeasance of a $514 million, 7.6% mortgage loan secured by eight hotels. Investors are cautioned that the MD&A with respect to the three years ended December 31, 2006 presented herein represents the MD&A that we filed as part of our annual report on Form 10-K updated only to reflect the effect on our results of operation and financial position discussed therein at the sale of the three properties discussed above. The MD&A presented herein has not been updated or amended to reflect any other information, uncertainties, transactions, risks, events or trends occurring, or known to management that have occurred subsequent to February 27, 2007, the date on which the Partnership filed its annual report on Form 10-K. These items for which the MD&A presented herein has not been updated or amended include, but are not limited to:

•	Modification of the Partnership’s forecast of the range of expected room revenues per available room (RevPAR) for its comparable hotels for full year 2007 from 6.5% to 8.5% to 6.5% to 8.0%;

•	March repayment of $175 million outstanding on the Partnership’s credit facility;

•	March issuance of $300 million, 5.53% mortgage loan secured by The Ritz-Carlton, Naples and Newport Beach Marriott Hotel & Spa;

•	March repayment of $88 million, 7.42% mortgage on the JW Marriott, Washington, D.C.;

•	March issuance of $600 million, 2.625% Senior Exchangeable Debentures due 2027;

•	April repayment of the $33 million, 8.41% mortgage on the Four Seasons Hotel, Atlanta;

•	April repayment of the $96 million in mortgages on the Philadelphia Marriott Convention Center hotel with a weighted average interest rate of 8.52%;

•	May defeasance of a $514 million, 7.6% mortgage loan secured by eight hotel properties; and

•	all other events relating to first quarter 2007 results of operations, generally.

Investors should read the information contained in this current report together with the other information contained in the Partnership’s 2006 Annual Report on Form 10-K filed on February 27, 2007, the Partnership’s Form 10-Q for the quarter ended March 23, 2007 filed with the SEC on May 1, 2007, and other information filed with, or furnished to, the SEC after February 27, 2007.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c)    Exhibits

Exhibit No.

12	Computation of Ratios of Earnings to Fixed Charges

99.1	Selected Financial Data

99.2	Management’s Discussion and Analysis of Results of Operations and Financial Condition

99.3	Consolidated financial statements as of December 31, 2006 and 2005 and for the three years ended December 31, 2006

99.5	Schedule of Real Estate and Accumulated Depreciation as of December 31, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOST HOTELS & RESORTS, L.P.

Date: May 21, 2007	/s/ HOST HOTELS & RESORTS, INC.
Host Hotels & Resorts, Inc. Its General Partner

/s/ Larry K. Harvey
Larry K. Harvey Senior Vice President, Chief Accounting Officer of Host Hotels & Resorts, Inc.

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